Exhibit 32
CERTIFICATION UNDER
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alphatec Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James M. Corbett, Chief Executive Officer, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	July 31, 2014	/s/ James M. Corbett
James M. Corbett President and Chief Executive Officer (principal executive officer)
In connection with the Quarterly Report of Alphatec Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael O’Neill, Chief Financial Officer, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	July 31, 2014	/s/ Michael O’Neill
Michael O’Neill Chief Financial Officer, Vice President and Treasurer (principal financial officer and principal accounting officer of the Company)